Exhibit 10.1
December 6, 2016
KeyBank National Association, as Agent
4900 Tiedeman Road
Brooklyn, Ohio 44144
Attn: Real Estate Capital Services
KeyBank National Association, as Agent
1200 Abernathy Road, N.E., Suite 1550
Atlanta, Georgia 30328
Attn: Mr. Daniel Stegemoeller
Ladies and Gentlemen:
Pursuant to the provisions of Section 2.11 of the Second Amended and Restated Credit Agreement dated as of December 22, 2015, by and among Carter Validus Operating Partnership II, LP, a Delaware limited partnership (“Borrower”), KeyBank National Association (“KeyBank”), as Agent, and each of the financial institutions initially a signatory to the Credit Agreement together with their assignees pursuant to Section 18 of the Credit Agreement (collectively, the “Existing Lenders” and each individually a “Existing Lender”), as amended by that certain First Amendment to Second Amended and Restated Credit Agreement and Amendment to Other Loan Documents dated as of September 30, 2016 (as the same may be further varied, extended, supplemented, consolidated, replaced, increased, renewed, modified or amended from time to time, the “Credit Agreement”), the Borrower hereby requests an increase in the Total Commitment (as defined in the Credit Agreement) as further set forth below.
1.In connection with the request for such increase, the Borrower hereby certifies as follows:
(a)    Request for Increase. The Borrower hereby requests an increase in the Revolving Credit Commitment from $265,000,000.00 to $325,000,000.00, the Term Loan Commitment from $50,000,000.00 to $100,000,000.00 and the Total Commitment from $315,000,000.00 to $425,000,000.00 pursuant to Section 2.11 of the Credit Agreement (the “Increase”).
(b)    Certifications. In connection with the Increase, each of the Borrower, Carter Validus Mission Critical REIT II, Inc., a Maryland corporation (“REIT”), and the entities listed on the signature pages hereof as subsidiary guarantors (hereinafter referred to individually as a “Subsidiary Guarantor” and collectively, as “Subsidiary Guarantors”; REIT and the Subsidiary Guarantors are sometimes hereinafter referred to individually as a “Guarantor” and collectively as “Guarantors”) certifies that:

KeyBank/CV Reit II: Signature Page to Commitment Increase Letter

KeyBank National Association, as Agent
December 6, 2016
Page - 2 -

(i)    As of the date hereof and as of the effective date of the Increase, both immediately before and after giving effect to the Increase, there exists and shall exist no Default or Event of Default;
(ii)    As of the date hereof, the representations and warranties made by the Borrower and Guarantors in the Loan Documents or otherwise made by or on behalf of the Borrower or Guarantors in connection therewith or after the date thereof were true and correct in all material respects when made, are true and correct in all material respects as of the date hereof, and shall be true and correct in all material respects as of the effective date of the Increase, both immediately before and after giving effect to the Increase, as though such representations and warranties were made on and as of that date except that if any representation and warranty is as of a specific date, such representations and warranty shall be true and correct in all material respects as of such date; and
(iii)    Borrower has paid all fees required by the Agreement Regarding Fees and §2.11(d)(i) of the Credit Agreement.
(c)    Commitments. Borrower hereby acknowledges and agrees that as of the effective date of the Increase and following satisfaction of all conditions thereto as provided in Section 2.11 of the Credit Agreement, the amount of each Lender’s Revolving Credit Commitment, Term Loan Commitment and Total Commitment shall be the amount set forth on Schedule A attached hereto and the Revolving Credit Commitment, Term Loan Commitment and Total Commitment under the Credit Agreement will include the Increase. In connection with the Increase, Citizens Bank, N.A., Eastern Bank, and Whitney Bank (dba Hancock Bank) (individually, each a “New Lender” and collectively, the “New Lenders”), together with Cadence Bank, N.A., Synovus Bank, and USAmeriBank (individually, each a “Existing Modifying Lender” and collectively, the “Existing Modifying Lenders”), shall be issued those new promissory notes more particularly described on Schedule B attached hereto (collectively, the “New Notes”). Upon acceptance of each of the New Notes by its payee, each of the New Notes will be a “Note” under the Credit Agreement.
(d)    New Joint Arranger and Bookrunner. Borrower hereby acknowledges and agrees that as of the effective date of the Increase, Citizens Bank, N.A. shall become a Joint Arranger and Bookrunner under the Credit Agreement.
(e)    Other Conditions. All other conditions to the Increase set forth in Section 2.11 of the Credit Agreement have been satisfied.
2.    Existing Modifying Lenders Agreements. By its signature below, each Existing Modifying Lender hereby agrees to perform all obligations with respect to its respective Commitment, as increased by this letter, as set forth in the Credit Agreement.
3.    New Lenders Agreements, Acknowledgements and Representations. By its signature below, each New Lender, subject to the terms and conditions hereof, hereby agrees to perform all obligations with respect to its respective Commitment as if such New Lender was an original Lender under and signatory to the Credit Agreement having a Commitment, as set forth above, equal to its respective Commitment, which obligations shall include, but shall not be limited

KeyBank National Association, as Agent
December 6, 2016
Page - 3 -

to, the obligation of such New Lender to make a Loan to the Borrower with respect to its Revolving Credit Commitment as required under Section 2.1 of the Credit Agreement, and in any case the obligation to indemnify the Agent as provided therein. Each New Lender makes and confirms to the Agent and the other Lenders all of the representations, warranties and covenants of a Lender under Section 14 of the Credit Agreement as of the date hereof. Further, each New Lender acknowledges that it has, independently and without reliance upon the Agent, or on any affiliate or subsidiary thereof or any other Lender and based on the financial statements supplied by the Borrower and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to become a Lender under the Credit Agreement. Each New Lender also acknowledges that it will, independently and without reliance upon the Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement or any other Loan Documents or pursuant to any other obligation. Except as expressly provided in the Credit Agreement, the Agent shall have no duty or responsibility whatsoever, either initially or on a continuing basis, to provide any New Lender with any credit or other information with respect to the Borrower or Guarantors or to notify any New Lender of any Default or Event of Default. None of the New Lenders have relied on the Agent as to any legal or factual matter in connection therewith or in connection with the transactions contemplated thereunder. Each New Lender (i) represents and warrants that it is (1) legally authorized to enter into this agreement, and (2) an “accredited investor” (as such term is used in Regulation D of the Securities Act of 1933, as amended); (ii) confirms that it has received a copy of the Credit Agreement and all amendments thereto, together with copies of the most recent financial statements delivered pursuant thereto and such other documents and information (including without limitation the Loan Documents) as it has deemed appropriate to make its own credit analysis and decision to enter into this agreement; (iii) appoints and authorizes the Agent to take such action as contractual representative on its behalf and to exercise such powers under the Loan Documents as are delegated to the Agent by the terms thereof together with such powers as are reasonably incidental thereto; and (iv) agrees that it will become a party to and shall be bound by the Credit Agreement and the other Loan Documents to which the other Lenders are a party on the date hereof and will perform in accordance therewith all of the obligations which are required to be performed by it as a Lender. Each New Lender acknowledges and confirms that its address for notices and Lending Office for Loans are as set forth on the signature pages hereto.
4.    Definitions. Terms defined in the Credit Agreement are used herein with the meanings so defined.
5.    THIS LETTER AGREEMENT SHALL, PURSUANT TO NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1401, BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.
[Signatures Begin on the Following Page]

IN WITNESS WHEREOF, we have hereunto set our hands this 6th day of December, 2016.
BORROWER:
CARTER VALIDUS OPERATING PARTNERSHIP II, LP, a Delaware limited partnership

By:	Carter Validus Mission Critical REIT II, Inc., a Maryland corporation, its general partner
By: /s/ Todd Sakow
Name: Todd Sakow
Title: CFO
REIT:
CARTER VALIDUS MISSION CRITICAL REIT II, INC., a Maryland corporation
By: /s/ Todd Sakow
Name: Todd Sakow
Title: CFO

[SIGNATURES CONTINUED ON NEXT PAGE]

KeyBank/CV Reit II: Signature Page to Commitment Increase Letter

SUBSIDIARY GUARANTORS:
HC-11250 FALLBROOK DRIVE, LLC,
HCII-5525 MARIE AVENUE, LLC,
HEALTH CARE II-110 CHARLOIS BOULEVARD, LLC,
HCII-150 YORK STREET, LLC,
HCII-1800 PARK PLACE AVENUE, LLC,
HCII-5100 INDIAN CREEK PARKWAY, LLC,
DCII-505 W. MERRILL STREET, LLC,
HCII-30 PINNACLE DRIVE, LLC,
HCII-110 EAST MEDICAL CENTER BLVD., LLC,
HCII-15 ENTERPRISE DRIVE, LLC,
HCII-68 CAVALIER BOULEVARD, LLC,
HCII-107 FIRST PARK DRIVE, LLC,
HCII-3590 LUCILLE DRIVE, LLC,
HCII-237 WILLIAM HOWARD TAFT ROAD, LLC,
HCII-2752 CENTURY BOULEVARD, LLC,
HCII-200 MEMORIAL DRIVE, LLC,
DCII-5400-5510 FELTL ROAD, LLC,
HCII-2001 HERMANN DRIVE, LLC,
HCII-1131 PAPILLION PARKWAY, LLC,
HCII-HERITAGE PARK, LLC,
HCII-HPI HEALTHCARE PORTFOLIO, LLC,
HCII-750 12TH AVENUE, LLC,
DCII-700 AUSTIN AVENUE, LLC,
HCII HPI-3110 SW 89TH STREET, LLC,
HCII HPI-1616 S. KELLY AVENUE, LLC,
HCII HPI-3212 89TH STREET, LLC,
HCII HPI-300 NW 32ND STREET, LLC,
HCII HPI-3125 SW 89TH STREET, LLC,
HCII HPI-3115 SW 89TH STREET, LLC,
DCII-5225 EXCHANGE DRIVE, LLC,
DCII-3255 NEIL ARMSTRONG BOULEVARD, LLC,
DCII-200 CAMPUS DRIVE, LLC, and
HCII-11200 NORTH PORTLAND AVENUE, LLC,
DCII-400 MINUTEMAN ROAD, LLC,
each a Delaware limited liability company

By:	Carter Validus Operating Partnership II, LP, a Delaware limited partnership, its sole member

By:	Carter Validus Mission Critical REIT II, Inc., a Maryland corporation, its general partner
By: /s/ Todd Sakow
Name: Todd Sakow
Title: CFO

[SIGNATURES CONTINUED ON NEXT PAGE]

HCII-30 PINNACLE DRIVE PA, LP, a Delaware limited partnership

By:	HCII-30 Pinnacle Drive, LLC, a Delaware limited liability company, its general partner

By:	Carter Validus Operating Partnership II, LP, a Delaware limited partnership, its sole member

By:	Carter Validus Mission Critical REIT II, Inc., a Maryland corporation, its General Partner
By: /s/ Todd Sakow
Name: Todd Sakow
Title: CFO

HCII-2752 CENTURY BOULEVARD PA, LP, a Delaware limited partnership

By:	HCII-2752 Century Boulevard, LLC, a Delaware limited liability company, its general partner

By:	Carter Validus Operating Partnership II, LP, a Delaware limited partnership, its sole member

By:	Carter Validus Mission Critical REIT II, Inc., a Maryland corporation, its General Partner
By: /s/ Todd Sakow
Name: Todd Sakow
Title: CFO

[SIGNATURES CONTINUED ON NEXT PAGE]

HCII-110 CHARLOIS BOULEVARD, LP, a Delaware limited partnership

By:	Health Care II-Charlois Boulevard, LLC, a Delaware limited liability company, its general partner

By:	Carter Validus Operating Partnership II, LP, a Delaware limited partnership, its sole member

By:	Carter Validus Mission Critical REIT II, Inc., a Maryland corporation, its General Partner
By: /s/ Todd Sakow
Name: Todd Sakow
Title: CFO

[SIGNATURES CONTINUED ON NEXT PAGE]

ACKNOWLEDGED:
KEYBANK NATIONAL ASSOCIATION,
as Agent
By: /s/ Kristin Centracchio
Name: Kristin Centracchio
Title: Vice President

[SIGNATURES CONTINUED ON NEXT PAGE]

ACKNOWLEDGED:
CADENCE BANK, N.A.

By: /s/ Drew Healy
Name: Drew Healy
Title: Senior Vice President

[SIGNATURES CONTINUED ON NEXT PAGE]

ACKNOWLEDGED:
SYNOVUS BANK

By: /s/ David Bowman
Name: David Bowman
Title: Director

[SIGNATURES CONTINUED ON NEXT PAGE]

ACKNOWLEDGED:
USAMERIBANK

By: /s/ Ronald L. Ciganek
Name: Ronald L. Ciganek
Title: Senior Vice President

[SIGNATURES CONTINUED ON NEXT PAGE]

ACKNOWLEDGED:
CITIZENS BANK, N.A.

By: /s/ Kerri Colwell
Name: Kerri Colwell
Title: Senior Vice President

[SIGNATURES CONTINUED ON NEXT PAGE]

ACKNOWLEDGED:
EASTERN BANK

By: /s/ Jared H. Ward
Name: Jared H. Ward
Title: Senior Vice President

[SIGNATURES CONTINUED ON NEXT PAGE]

ACKNOWLEDGED:
WHITNEY BANK (dba Hancock Bank)

By: /s/ Dwight Seeley
Name: Dwight Seeley
Title: Senior Vice President

SCHEDULE A
LENDERS AND COMMITMENTS
REVOLVING CREDIT COMMITMENTS

Name and Address	Revolving Credit Commitment	Revolving Credit Commitment Percentage
KeyBank National Association 1200 Abernathy Road, Suite 1550 Atlanta, Georgia 30328 Attention: Daniel Stegemoeller Telephone: 770-510-2102 Facsimile: 770-510-2195	$57,785,000.00	17.78%
LIBOR Lending Office Same as Above
SunTrust Bank 303 Peachtree St NE, 22nd Floor Atlanta, GA 30308 Attn: Danny Stover, SVP Telephone: 404-813-5079	$57,785,000.00	17.78%
LIBOR Lending Office Same as Above
Citizens Bank, N.A. 1215 Superior Avenue, OHS-675 Cleveland, OH 44114 Attn: Ellen Pallotta Telephone: 216-277-3346 Facsimile: 216-277-7106	$40,000,000.00	12.3076923100%
LIBOR Lending Office Same as Above
Capital One, National Association Commercial & Specialty Finance 2 Bethesda Metro Center, 5th Floor Bethesda, MD 20814 Attn: Portfolio Manager Healthcare Real Estate Telephone: 301-280-0215 Telecopy: 301-280-0299	$31,700,000.00	9.7538461540%
LIBOR Lending Office Same as Above

Name and Address	Revolving Credit Commitment	Revolving Credit Commitment Percentage
Texas Capital Bank, N.A. 2000 McKinney Avenue, Suite 700 Dallas, Texas 75201 Attention: Brett Walker Telephone: 469.399.8598 Facsimile: 214-932-6604	$31,700,000.00	9.7538461540%
LIBOR Lending Office Same as Above
Cadence Bank, N.A. 102 Woodmont Boulevard, Suite 243 Nashville, Tennessee 37205 Attn: Andrew Warfield Telephone: 615-345-0208 Facsimile: ____________	$29,670,000.00	9.1292307690%
LIBOR Lending Office Same as Above
Synovus Bank 800 Shades Creek Parkway Birmingham, Alabama 35209 Attention: Virgie Johnson Telephone: 205-868-4840 Facsimile: 205-868-4749	$25,140,000.00	7.7353846150%
LIBOR Lending Office Same as Above
Woodforest National Bank 1599 Lake Robbins Dr., Suite 100 The Woodlands, Texas 77380 Attention: John Ellis SVP and Jacob McGee AVP Telephone: 832-375-2368 (Ellis) 832-375-2601 (McGee) Facsimile: 832-375-3368 (Ellis) 832-375-3601 (McGee)	$18,100,000.00	5.5692307690%
LIBOR Lending Office Same as Above

Name and Address	Revolving Credit Commitment	Revolving Credit Commitment Percentage
USAmeriBank 113 E. Whiting Street Tampa, Florida 33602 Attention: Richard P. LeComte Telephone: 813-347-4708 Facsimile: 813-418-4051	$14,060,000.00	4.3261538460%
LIBOR Lending Office Same as Above
Renasant Bank 1820 West End Avenue Nashville, Tennessee 37203 Attention: Craig Gardella, EVP Telephone: 615-234-1625 Facsimile: 615-340-3027	$9,060,000.00	2.7876923080%
LIBOR Lending Office Same as Above
Eastern Bank 605 Broadway, LF-24 Saugus, Massachusetts 01906 Attn: Jared H. Ward Telephone: 781-581-4261 Facsimile: 781-581-4225	$5,000,000.00	1.5384615390%
LIBOR Lending Office Same as Above
Hancock Bank 12 Cadillac Drive, Suite 180 Brentwood, TN 37027 Attn: Cindy LaMendola Telephone: 615-376-0842 Facsimile: 615-373-3990	$5,000,000.00	1.5384615390%
LIBOR Lending Office Same as Above

TOTAL	$325,000,000.00	100%

TOTAL TERM LOAN COMMITMENT

Name and Address	Term Loan Commitment	Term Loan Commitment Percentage
KeyBank National Association 1200 Abernathy Road, Suite 1550 Atlanta, Georgia 30328 Attention: Daniel Stegemoeller Telephone: 770-510-2102 Facsimile: 770-510-2195	$17,215,000.00	17.215%
LIBOR Lending Office Same as Above
Citizens Bank, N.A. 1215 Superior Avenue, OHS-675 Cleveland, OH 44114 Attn: Ellen Pallotta Telephone: 216-277-3346 Facsimile: 216-277-7106	$35,000,000.00	35.0%
LIBOR Lending Office Same as Above
SunTrust Bank 303 Peachtree St NE, 22nd Floor Atlanta, GA 30308 Attn: Danny Stover, SVP Telephone: 404-813-5079	$17,215,000.00	17.215%
LIBOR Lending Office Same as Above
Cadence Bank, N.A. 102 Woodmont Boulevard, Suite 243 Nashville, Tennessee 37205 Attn: Andrew Warfield Telephone: 615-345-0208 Facsimile: ____________	$5,330,000.00	5.33%
LIBOR Lending Office Same as Above
Eastern Bank 605 Broadway, LF-24 Saugus, Massachusetts 01906 Attn: Jared H. Ward Telephone: 781-581-4261 Facsimile: 781-581-4225	$5,000,000.00	5.0%

Name and Address	Term Loan Commitment	Term Loan Commitment Percentage
LIBOR Lending Office Same as Above
Hancock Bank 12 Cadillac Drive, Suite 180 Brentwood, TN 37027 Attn: Cindy LaMendola Telephone: 615-376-0842 Facsimile: 615-373-3990	$5,000,000.00	5.0%
LIBOR Lending Office Same as Above
Synovus Bank 800 Shades Creek Parkway Birmingham, Alabama 35209 Attention: Virgie Johnson Telephone: 205-868-4840 Facsimile: 205-868-4749	$4,860,000.00	4.86%
LIBOR Lending Office Same as Above
Capital One, National Association Commercial & Specialty Finance 2 Bethesda Metro Center, 5th Floor Bethesda, MD 20814 Attn: Portfolio Manager Healthcare Real Estate Telephone: 301-280-0215 Telecopy: 301-280-0299	$3,300,000.00	3.3%
LIBOR Lending Office Same as Above
Texas Capital Bank, N.A. 2000 McKinney Avenue, Suite 700 Dallas, Texas 75201 Attention: Brett Walker Telephone: 469.399.8598 Facsimile: 214-932-6604	$3,300,000.00	3.3%
LIBOR Lending Office Same as Above

Name and Address	Term Loan Commitment	Term Loan Commitment Percentage
Woodforest National Bank 1599 Lake Robbins Dr., Suite 100 The Woodlands, Texas 77380 Attention: John Ellis SVP and Jacob McGee AVP Telephone: 832-375-2368 (Ellis) 832-375-2601 (McGee) Facsimile: 832-375-3368 (Ellis) 832-375-3601 (McGee)	$1,900,000.00	1.9%
LIBOR Lending Office Same as Above
USAmeriBank 113 E. Whiting Street Tampa, Florida 33602 Attention: Richard P. LeComte Telephone: 813-347-4708 Facsimile: 813-418-4051	$940,000.00	0.94%
LIBOR Lending Office Same as Above
Renasant Bank 1820 West End Avenue Nashville, Tennessee 37203 Attention: Craig Gardella, EVP Telephone: 615-234-1625 Facsimile: 615-340-3027	$940,000.00	0.94%
LIBOR Lending Office Same as Above

TOTAL	$100,000,000.00	100%

TOTAL COMMITMENT

Name and Address	Total Commitment	Commitment Percentage
KeyBank National Association 1200 Abernathy Road, Suite 1550 Atlanta, Georgia 30328 Attention: Daniel Stegemoeller Telephone: 770-510-2102 Facsimile: 770-510-2195	$75,000,000.00	17.6470588200%
LIBOR Lending Office Same as Above
Citizens Bank, N.A. 1215 Superior Avenue, OHS-675 Cleveland, OH 44114 Attn: Ellen Pallotta Telephone: 216-277-3346 Facsimile: 216-277-7106	$75,000,000.00	17.6470588200%
LIBOR Lending Office Same as Above
SunTrust Bank 303 Peachtree St NE, 22nd Floor Atlanta, GA 30308 Attn: Danny Stover, SVP Telephone: 404-813-5079	$75,000,000.00	17.6470588200%
LIBOR Lending Office Same as Above
Capital One, National Association Commercial & Specialty Finance 2 Bethesda Metro Center, 5th Floor Bethesda, MD 20814 Attn: Portfolio Manager Healthcare Real Estate Telephone: 301-280-0215 Telecopy: 301-280-0299	$35,000,000.00	8.2352941180%
LIBOR Lending Office Same as Above
Texas Capital Bank, N.A. 2000 McKinney Avenue, Suite 700 Dallas, Texas 75201 Attention: Brett Walker Telephone: 469.399.8598 Facsimile: 214-932-6604	$35,000,000.00	8.2352941180%

Name and Address	Total Commitment	Commitment Percentage
LIBOR Lending Office Same as Above
Cadence Bank, N.A. 102 Woodmont Boulevard, Suite 243 Nashville, Tennessee 37205 Attn: Andrew Warfield Telephone: 615-345-0208 Facsimile: ____________	$35,000,000.00	8.2352941180%
LIBOR Lending Office Same as Above
Synovus Bank 800 Shades Creek Parkway Birmingham, Alabama 35209 Attention: Virgie Johnson Telephone: 205-868-4840 Facsimile: 205-868-4749	$30,000,000.00	7.0588235290%
LIBOR Lending Office Same as Above
Woodforest National Bank 1599 Lake Robbins Drive, Suite 100 The Woodlands, Texas 77380 Attention: John Ellis SVP and Jacob McGee AVP Telephone: 832-375-2368 (Ellis) 832-375-2601 (McGee) Facsimile: 832-375-3368 (Ellis) 832-375-3601 (McGee)	$20,000,000.00	4.7058823530%
LIBOR Lending Office Same as Above
USAmeriBank 113 E. Whiting Street Tampa, Florida 33602 Attention: Richard P. LeComte Telephone: 813-347-4708 Facsimile: 813-418-4051	$15,000,000.00	3.5294117650%
LIBOR Lending Office Same as Above

Name and Address	Total Commitment	Commitment Percentage
Eastern Bank 605 Broadway, LF-24 Saugus, Massachusetts 01906 Attn: Jared H. Ward Telephone: 781-581-4261 Facsimile: 781-581-4225	$10,000,000.00	2.3529411770%
LIBOR Lending Office Same as Above
Hancock Bank 12 Cadillac Drive, Suite 180 Brentwood, TN 37027 Attn: Cindy LaMendola Telephone: 615-376-0842 Facsimile: 615-373-3990	$10,000,000.00	2.3529411770%
LIBOR Lending Office Same as Above
Renasant Bank 1820 West End Avenue Nashville, Tennessee 37203 Attention: Craig Gardella, EVP Telephone: 615-234-1625 Facsimile: 615-340-3027	$10,000,000.00	2.3529411770%
LIBOR Lending Office Same as Above

TOTAL	$425,000,000.00	100%

SCHEDULE B
New Notes

1.	Amended and Restated Revolving Credit Note, dated as of the date hereof, from the Borrower to Citizens Bank, N.A. in the aggregate principal face amount of $40,000,000.00;

2.	Amended and Restated Revolving Credit Note, dated as of the date hereof, from the Borrower to Cadence Bank, N.A. in the aggregate principal face amount of $29,670,000.00;

3.	Amended and Restated Revolving Credit Note, dated as of the date hereof, from the Borrower to Synovus Bank in the aggregate principal face amount of $25,140,000.00;

4.	Amended and Restated Revolving Credit Note, dated as of the date hereof, from the Borrower to USAmeriBank in the aggregate principal face amount of $14,060,000.00;

5.	Amended and Restated Revolving Credit Note, dated as of the date hereof, from the Borrower to Eastern Bank in the aggregate principal face amount of $5,000,000.00;

6.	Amended and Restated Revolving Credit Note, dated as of the date hereof, from the Borrower to Whitney Bank (dba Hancock Bank) in the aggregate principal face amount of $5,000,000.00;

7.	Term Loan Note, dated as of the date hereof, from the Borrower to Citizens Bank, N.A. in the aggregate principal face amount of $35,000,000.00;

8.	Term Loan Note, dated as of the date hereof, from the Borrower to Cadence Bank, N.A. in the aggregate principal face amount of $5,330,000.00;

9.	Term Loan Note, dated as of the date hereof, from the Borrower to Synovus Bank in the aggregate principal face amount of $4,860,000.00;

10.	Term Loan Note, dated as of the date hereof, from the Borrower to Eastern Bank in the aggregate principal face amount of $5,000,000.00;

11.	Term Loan Note, dated as of the date hereof, from the Borrower to Whitney Bank (dba Hancock Bank) in the aggregate principal face amount of $5,000,000.00.